SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               __________________


                          Date of Report: June 26, 2002

                             OCEAN POWER CORPORATION
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                     1-5742                 94-3350291
          --------                     ------                 ----------
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)



5000 ROBERT J. MATHEWS PARKWAY, EL DORADO HILLS, CALIFORNIA      95672
-----------------------------------------------------------      -----
       (Address of principal executive offices)                (Zip code)



Registrant's telephone number, including area code:  (916) 933-8100
                                                     --------------

ITEM 5.  ACQUISITION OR DISPOSITION OF ASSETS

      On June 26, 2002, Elektryon, Inc. ("Elektryon") executed a Bill of Sale (the "Bill of Sale"), whereby for consideration of 3,5000,000 shares of common stock of Ocean Power Corporation, a Delaware corporation ("Ocean Power"), Elektryon sold, assigned and transferred to Ocean Power (i) all rights, title and interest of Elektryon to the inventory and equipment owned by Elektryon as set forth on the Asset Inventory Schedule attached to the Bill of Sale and (ii) all intellectual property owned by Elektryon, including, but not limited to, customer lists, vendor lists, engineering documentation and drawings, assembly documentation, quality control records, patents, patent applications and inventories.

      Ocean Power intends to value the assets acquired at $385,000 which represents the closing price of $0.11 per common share on June 26, 2002 times 3,500,000 common shares issued for the acquisition. The purchase price of $385,000 will be allocated to the various assets acquired from Elektryon by the officers of Ocean Power using their industry experience. Ocean Power anticipates that the majority of the purchase price will be allocated to the tangible fixed assets and acquired power units. Some of the purchase price will be allocated to the acquired patents and technology.

      Ocean Power has determined that the assets acquired from Elektryon do not constitute a business combination as determined by 17 CFR Section 210.11-01 (Rule 11-01). Accordingly, no proforma financial statements or audited financial statements of Elektryon are or will be presented.



ITEM 7.  EXHIBITS

Exhibit 99.1  Bill of Sale, dated June 26, 2002, executed by Elektryon, Inc.


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


                                  EXHIBIT INDEX
                                  -------------


EXHIBIT
NO.         DESCRIPTION                                   LOCATION
--------------------------------------------------------------------------------

99.1        Bill of Sale dated June 26, 2002, executed    Provided herewith
            by Elektryon, Inc.


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



                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         OCEAN POWER CORPORATION



Date:    July 9, 2002                    By:  /s/ Joseph P. Maceda
                                            ------------------------------------
                                         Name:  Joseph P. Maceda
                                         Its:   Chief Executive Officer

                                  EXHIBIT 99.1
                                  ------------

                                  BILL OF SALE
                                  ------------

      In consideration of 3,500,000 shares of Ocean Power Corporation common stock and other consideration, Elektryon ("Vendor") hereby sells, assigns, and transfers to Ocean Power Corporation ("Vendee") all right, title, and interest of the Vendor in and to the inventory and equipment owed by Vendor as shown on the attached Equipment List and all intellectual property (including but not limited to customer lists, vendor lists, engineering documentation and drawings, assembly documentation, quality control records, patents, patent applications and inventions) owned by the Vendor.

      Said sale is made with warranties of title (that is the items are being sold free and clear of all liens and encumbrances) but without any other warranties and all items sold are sold "as is". Vendor is obligated to deliver the inventory and equipment to the Vendees's place of business in El Dorado Hills, California. Vendor will execute and deliver such additional documents as are necessary to complete the transfer of any of these assets.

      Signed by the Vendor this 26th day of June, 2002.

                              Elektryon

                              /s/ Lenard E. Schwartzer
                              --------------------------------------------------
                              Lenard E. Schwartzer, Authorized Representative

--------------------------------------------------------------------------------
ELEKTRYON
--------------------------------------------------------------------------------
ASSET INVENTORY (JANUARY 28, 2002)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
QUANTITY      DESCRIPTION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1             A Frame, w/2  ton Dayton electric hoist, 60D x 72W x 111H
--------------------------------------------------------------------------------
3             Air Hose
--------------------------------------------------------------------------------
1             Air Compressor, with remote reservoir tank
--------------------------------------------------------------------------------
22            Air/Fuel Controller, Dynalco
--------------------------------------------------------------------------------
1             APS Control Panel
--------------------------------------------------------------------------------
1             Barrel Pump, air operated
--------------------------------------------------------------------------------
1             Barrel Pump, manual operation
--------------------------------------------------------------------------------
1             Battery Charger, 10 amp
--------------------------------------------------------------------------------
1             Battery Tester
--------------------------------------------------------------------------------
1             Bookcase, 30 X 72
--------------------------------------------------------------------------------
1             Bookcase, 36 X 61
--------------------------------------------------------------------------------
2             Camshafts
--------------------------------------------------------------------------------
1             Canopy, old design, used for waste oil storage
--------------------------------------------------------------------------------
2             Chair, swivel, gray cloth, no armrests
--------------------------------------------------------------------------------
1             Chair, swivel, gray cloth, w/armrests
--------------------------------------------------------------------------------
2             Chair, swivel, maroon cloth, w/armrests
--------------------------------------------------------------------------------
1             Chassis, w/ generator, gearbox, and header set
--------------------------------------------------------------------------------
1             Coffee Maker, Bunn
--------------------------------------------------------------------------------
1             Computer System, desktop, with printer, in front office
--------------------------------------------------------------------------------
1             Computer System, desktop, with printer, Has all CAD drawing
--------------------------------------------------------------------------------
1             Computer System, desktop, with 3 monitors, in Test Office
--------------------------------------------------------------------------------
1             Computer Monitor, broken
--------------------------------------------------------------------------------
1             Computer Keyboard, broken
--------------------------------------------------------------------------------
3             Computer Monitors, Dell, used
--------------------------------------------------------------------------------
1             Computer Keyboards, new, Dell
--------------------------------------------------------------------------------
3             Computer Laptop, used, Toshiba, Winbook, NEC
--------------------------------------------------------------------------------
3             Crankshafts
--------------------------------------------------------------------------------
2             Creeper
--------------------------------------------------------------------------------
1             Cube Truck
--------------------------------------------------------------------------------
4             Desk, metal, 30 X 60
--------------------------------------------------------------------------------
1             Desk, wood, 30 X 60
--------------------------------------------------------------------------------
1             Dock Level Ramp
--------------------------------------------------------------------------------
1             Dolly, 55 gal drum
--------------------------------------------------------------------------------
7             Dolly, Canopy
--------------------------------------------------------------------------------
2             Dolly, Chassis
--------------------------------------------------------------------------------
6             Doors, Canopy, new design
--------------------------------------------------------------------------------
2             Drill, cordless
--------------------------------------------------------------------------------
1             Drill, electric
--------------------------------------------------------------------------------
1             Drill, hammer
--------------------------------------------------------------------------------
3             Drop Light
--------------------------------------------------------------------------------
1             Drum Clamp, 55 gal, for forklift
--------------------------------------------------------------------------------
2             E Com Analyzer
--------------------------------------------------------------------------------
2             Engine Stand
--------------------------------------------------------------------------------
1             Exhaust Parts, misc. 1 pallet
--------------------------------------------------------------------------------
1             Fax Machine, Sharp, model FO-5550
--------------------------------------------------------------------------------
4             File Cabinet, 2 drawer, legal
--------------------------------------------------------------------------------
4             File Cabinet, 2 drawer, letter
--------------------------------------------------------------------------------
12            File Cabinet, 4 drawer, legal
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ELEKTRYON
--------------------------------------------------------------------------------
ASSET INVENTORY (JANUARY 28, 2002)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
QUANTITY      DESCRIPTION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2             File Cabinet, 4 drawer, letter
--------------------------------------------------------------------------------
1             Flow Meter
--------------------------------------------------------------------------------
3             Fluke Clamp Meters
--------------------------------------------------------------------------------
1             Forklift Extension, pair
--------------------------------------------------------------------------------
1             Forklift, Nissan, propane, 5000 lb.
--------------------------------------------------------------------------------
2             Gas Detector
--------------------------------------------------------------------------------
1             Hand Truck, green
--------------------------------------------------------------------------------
1             Hand Truck, red
--------------------------------------------------------------------------------
16            Hapco Silencer, new design
--------------------------------------------------------------------------------
20            Header sets
--------------------------------------------------------------------------------
1             Hydraulic Lift, A/C units, Wesco, model ESPL-80-2424-4W475
--------------------------------------------------------------------------------
1             Impact Wrench,1/2"
--------------------------------------------------------------------------------
2             Impact Wrench, 3/8"
--------------------------------------------------------------------------------
1             Ladder, 6' folding
--------------------------------------------------------------------------------
1             Ladder, rolling, 10 steps
--------------------------------------------------------------------------------
2             Ladder, rolling, 3 steps
--------------------------------------------------------------------------------
1             Load Bank, Avrton, 400KW, model K600
--------------------------------------------------------------------------------
1             Manometer
--------------------------------------------------------------------------------
1             Meter Run, w/ rock link
--------------------------------------------------------------------------------
1             Micrometers and Calipers, 5-7 pieces
--------------------------------------------------------------------------------
1             Multi Meter
--------------------------------------------------------------------------------
3             Pallet Cage, wire basket
--------------------------------------------------------------------------------
1             Pallet Jack, BT Lifter, model L2300
--------------------------------------------------------------------------------
1             Pallet Racking, 3 sections, 3 shelves per section
--------------------------------------------------------------------------------
1             Paper Shredder
--------------------------------------------------------------------------------
3             Parts Cart, plastic w/wheels, 28 X 40
--------------------------------------------------------------------------------
3             Parts Rack, metal frame, 18D X 36W X 84H
--------------------------------------------------------------------------------
2             Parts Rack, metal frame, 32D X 72W X 84H
--------------------------------------------------------------------------------
3             Parts Rack, wire, 4 shelves, 24 X 72
--------------------------------------------------------------------------------
1             Parts Rack, wire, w/ rollers, 18 X 48
--------------------------------------------------------------------------------
3             Piston Rods, sets (24)
--------------------------------------------------------------------------------
1             Powr/Master Unit #141,              C1
--------------------------------------------------------------------------------
1             Powr/Master Unit #160,              C1
--------------------------------------------------------------------------------
1             Powr/Master Unit #182,              C1
--------------------------------------------------------------------------------
1             Powr/Master Unit #184,              C1
--------------------------------------------------------------------------------
1             Powr/Master Unit #187,              C1
--------------------------------------------------------------------------------
1             Powr/Master Unit #189,              C1
--------------------------------------------------------------------------------
1             Powr/Master Unit #195,              C1
--------------------------------------------------------------------------------
1             Powr/Master Unit #204,              C1
--------------------------------------------------------------------------------
1             Powr/Master Unit #205,              C1
--------------------------------------------------------------------------------
1             Powr/Master Unit #214,              C1
--------------------------------------------------------------------------------
1             Powr/Master Unit #220,              C1
--------------------------------------------------------------------------------
1             Powr/Master Unit #223,              C1
--------------------------------------------------------------------------------
1             Powr/Master Unit #244,              C1
--------------------------------------------------------------------------------
1             Powr/Master Unit #253,              C1
--------------------------------------------------------------------------------
1             Powr/Master Unit #255,              C1
--------------------------------------------------------------------------------
1             Powr/Master Unit #287
--------------------------------------------------------------------------------
1             Powr/Master Unit #29,               PLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ELEKTRYON
--------------------------------------------------------------------------------
ASSET INVENTORY (JANUARY 28, 2002)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
QUANTITY      DESCRIPTION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1             Powr/Master Unit #290,              C1B
--------------------------------------------------------------------------------
1             Powr/Master Unit #299,              C3
--------------------------------------------------------------------------------
1             Powr/Master Unit #312
--------------------------------------------------------------------------------
1             Powr/Master Unit #538,              C3
--------------------------------------------------------------------------------
1             Powr/Master Unit #539,              C3
--------------------------------------------------------------------------------
1             Powr/Master Unit #540,              C3, Building Light Unit
--------------------------------------------------------------------------------
1             Powr/Master Unit #541,              C3
--------------------------------------------------------------------------------
1             Powr/Master Unit #542,              C3, Piston Test Unit
--------------------------------------------------------------------------------
1             Powr/Master Unit #543,              C3
--------------------------------------------------------------------------------
1             Powr/Master Unit #58,               Used Apache unit
--------------------------------------------------------------------------------
4             Powr/Master Units from Wal Mart
--------------------------------------------------------------------------------
1             Powr/Master Unit  from Albertson
--------------------------------------------------------------------------------
1             Powr/Master Switch Gear Panel, from Wal Mart
--------------------------------------------------------------------------------
1             Pressure Washer, Calf.
--------------------------------------------------------------------------------
1             Printer Stand, metal frame, w/rollers, 23 X 24
--------------------------------------------------------------------------------
1             Printer Stand, wood, w/rollers, 15 X 21
--------------------------------------------------------------------------------
4             Radiator, new design
--------------------------------------------------------------------------------
1             Ring Filer
--------------------------------------------------------------------------------
2             Safety Cans, w/lids, red
--------------------------------------------------------------------------------
2             Sheet Metal, misc pcs, pallet
--------------------------------------------------------------------------------
1             Sound Measuring System
--------------------------------------------------------------------------------
1             Spill Containment Stand, for 2 -55 gal drums
--------------------------------------------------------------------------------
1             Storage Cabinet, 18D X 48W X 78H
--------------------------------------------------------------------------------
1             Strapping Tool, rack and material
--------------------------------------------------------------------------------
1             Table, 18 X 28
--------------------------------------------------------------------------------
3             Table, folding, 30 X 72
--------------------------------------------------------------------------------
2             Table, folding 30 X 96
--------------------------------------------------------------------------------
1             Table, metal frame, w/rollers, 18 X 33
--------------------------------------------------------------------------------
1             Table, wood, w/wing, w/rollers, 15 X 26
--------------------------------------------------------------------------------
1             Telephone System for building, with approx 30 hand sets
--------------------------------------------------------------------------------
4             Timing Light
--------------------------------------------------------------------------------
6             Torque Wrenches
--------------------------------------------------------------------------------
1             Trailer, 2000, 24' Flatbed, VIN 16VGX2424Y1327836, Texas
--------------------------------------------------------------------------------
1             Travel Tool Kit and pelican box, Mark Thurber
--------------------------------------------------------------------------------
1             Truck, 2000, GMC, VIN 1GTGK23JXYF505139, Texas
--------------------------------------------------------------------------------
1             Vacuum Cleaner, shop vac, Ridgid, 12 gal. Wet/dry
--------------------------------------------------------------------------------
1             Vacuum Tester
--------------------------------------------------------------------------------
1             Valve Spring Compressor, air operated
--------------------------------------------------------------------------------
1             Vise bench, 5"
--------------------------------------------------------------------------------
1             Volt Meter, w/ silver case
--------------------------------------------------------------------------------
1             Welder, Miller 250, S/N KK154792
--------------------------------------------------------------------------------
1             Work Bench, metal, 30 X 60, with tool board
--------------------------------------------------------------------------------
3             Work Bench, metal, 36 X 72, with tool board
--------------------------------------------------------------------------------